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                       RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement (this "AGREEMENT") is made and entered into as of July __, 1997 (the "EFFECTIVE DATE") between AimQuest Corporation (the "COMPANY"), a California corporation, and Stanley J. Meresman ("PURCHASER").

     1. PURCHASE OF SHARES. On the Effective Date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of Seventy Thousand (70,000) shares of the Company's common stock (the "SHARES") at an aggregate purchase price of $17,500 (the "PURCHASE PRICE") or $0.25 per Share (the "PURCHASE PRICE PER SHARE"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.

          (a) DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company the full Purchase Price in cash in the amount of $17,500. Purchaser also hereby delivers to the Company: (i) a blank Stock Power and Assignment Separate from Stock Certificate in the form of EXHIBIT 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), and (ii) if Purchaser is married, a Consent of Spouse in the form of EXHIBIT 2 attached hereto (the "SPOUSE CONSENT") duly executed by Purchaser's spouse.

          (b) DELIVERIES BY THE COMPANY. Upon its receipt of the entire Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, with such certificate to be placed in escrow as provided in Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

          (a) PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 ACT"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

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          (b)  ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (c) UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (d) PURCHASER'S QUALIFICATIONS. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (e) NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (f) COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "LAW"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Shares.

          (g) RESTRICTIONS ON TRANSFER. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (h) RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be

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held for a minimum of one year (decreasing to one year effective April 29,
1997), and in certain cases two years, after they have been purchased AND PAID FOR (within the meaning of Rule 144), before they may be resold under Rule 144.

     4. COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5. COMPANY'S REPURCHASE OPTION. The Company has the option to repurchase all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          (a) DEFINITION OF "EMPLOYED BY THE COMPANY"; "TERMINATION DATE". For purposes of this Agreement, Purchaser will be considered to be "EMPLOYED BY THE COMPANY" if the Board of Directors of the Company determines that Purchaser is rendering substantial services as an officer, employee, consultant or independent contractor to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "TERMINATION DATE").

          (b) UNVESTED AND VESTED SHARES. Shares that are not Vested Shares (as defined in this Section) are "UNVESTED SHARES". On the Effective Date all Seventy Thousand (70,000) of the Shares will be Unvested Shares. If Purchaser has been continuously employed by the Company at all times from the Effective Date until July 8, 1998 (the "FIRST VESTING DATE"), then on the First Vesting Date Twenty-Five percent (25%) of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after the First Vesting Date, an additional 6.25% of the Shares will become Vested Shares upon the expiration of each full calendar quarter elapsed after the First Vesting Date.

          (c) ACCELERATION OF VESTING ON ACQUISITION. In the event of an Acquisition (as defined in Section 20 below) if the services of Purchaser are terminated by the Company or its successor (or any Parent or wholly-owned Subsidiary of either) without Cause (as defined in Section 20 below) within one year after the closing of such Acquisition, vesting of the Shares

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will accelerate in full, such that all of the Shares will become Vested
Shares upon the Termination Date. Notwithstanding the foregoing, if accelerated vesting of any Shares would preclude accounting for the Acquisition as a pooling of interests and such accounting treatment is relied upon by the acquirer in the Acquisition, then vesting would not be accelerated to the extent of such preclusion, and no Shares will become Vested Shares after the Termination Date.

          (d) ADJUSTMENTS. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

          (e) EXERCISE OF REPURCHASE OPTION AT ORIGINAL PRICE. At any time within thirty (30) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date).

          (f) PAYMENT OF REPURCHASE PRICE. The repurchase price payable to purchase Unvested Shares upon exercise of the Repurchase Option will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The repurchase price will be paid without interest within sixty (60) days after the Termination Date.

          (g) RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

     6. RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares will deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to

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sell the Offered Shares to the Company and/or its assignee(s) at the Offered
Price as provided in this Section.

          (b)  EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (c) PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (d) PAYMENT. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (e) HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED that such sale or other transfer is consummated within 120 days after the date of the Notice, and PROVIDED FURTHER, that: (i) any such sale or other transfer is effected in compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will

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continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (h) ENCUMBRANCES ON VESTED SHARES. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees) under this Section; and
(ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     7. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8. ESCROW. As security for Purchaser's faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly

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negligent or intentionally fraudulent in carrying out the duties of Escrow
Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

     9. TAX CONSEQUENCES. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as EXHIBIT 3 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN

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               INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY
               REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A FOUNDER'S RESTRICTED AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time not to exceed 180 days after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

     12. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and

                                      -8-

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Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     14. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15. NOTICES. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery, three
(3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     16. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     17. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     18. ENTIRE AGREEMENT. This Agreement, together with all its Exhibits, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     19. TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

             -------------------------------------------------------------

             -------------------------------------------------------------

Purchaser desires to take title to the Shares as follows:

       [ ] Individual, as separate property


                                      -9-

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[ ] Husband and wife, as community property
[ ] Joint Tenants

     [ ] Alone or with spouse as trustee(s) of the following trust (including date):
               -------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------


     [ ] Other; please specify:
                               ---------------------------------------------

         -------------------------------------------------------------------


         -------------------------------------------------------------------

Purchaser's social security number is:

     20.  CERTAIN DEFINITIONS

          20.1 "ACQUISITION" means:

          (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings);

          (b) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own at least 90% of the issued and outstanding capital stock or other equity interests of the Company;

          (C) the sale of all or substantially all of the assets of the Company as a going concern in a single transaction or series of related transactions; or

          (d) the sale or transfer of a majority of the outstanding shares of the Company by the stockholders of the Company in a single transaction or a series of related transactions other than market transactions to unrelated purchaser.

          20.2 "CAUSE" for termination will exist at any time after the happening of one or more of the following events:

          (a) a failure or refusal to comply in any material respect with the reasonable policies, standards or regulations of the Company;

          (b) a failure or refusal in any material respect, faithfully or diligently, to perform the duties previously set by the Company or the customary duties of employment (whether due to ill health, disability or otherwise);

          (c) unprofessional, unethical or fraudulent conduct or conduct that materially discredits the Company or is materially detrimental to the reputation, character or standing of the Company;

          (d) dishonest conduct or a deliberate attempt to do injury to the Company;

          (e) material breach of the terms of any invention assignment or confidentiality agreement with the Company, including, without limitation, theft or misappropriation of the Company's proprietary information;

          (f) an unlawful or criminal act which would reflect badly on the Company in the Company's reasonable judgment; or

          (g)  death.

     The term "Company," as used in this paragraph, includes the Company and any successor to the Company (and either of their Parents and wholly owned Subsidiaries, if any).

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

AIMQUEST CORPORATION                         PURCHASER


By:
   ----------------------------             ---------------------------------
Name:  Hong Chen
      -------------------------
Title:    President                         Name:     Stanley J. Meresman
      -------------------------                     -------------------------
Address:  1381 McCarthy Blvd.               Address:  2071 Huntington Lane
      -------------------------                     -------------------------
          Milpitas, CA 95051                          Los Altos, CA 94024
      -------------------------                     -------------------------
Fax:      (408) 955-1968                    Fax:  (    )
      -------------------------                    ---- ---------------------

                                LIST OF EXHIBITS
Exhibit 1:        Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:        Spousal Consent

Exhibit 3:        Election Under Section 83(b) of the Internal Revenue Code

                                                                      EXHIBIT 1


                           STOCK POWER AND ASSIGNMENT

                            SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of July __, 1997, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _____________________, __________ shares of the common stock of AimQuest Corporation, a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  ______________, 199__


                                      PURCHASER


                                      ---------------------------------
                                      (Signature)

                                        Stanley J. Meresman
                                      ---------------------------------
                                      (Please Print Name)

                                      ---------------------------------
                                      (Spouse's Signature, if any)

                                      ---------------------------------
                                      (Please Print Spouse's Name)



INSTRUCTION: Please do NOT fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                                      EXHIBIT 2

                                CONSENT OF SPOUSE

         I, the undersigned, am the spouse of Stanley J. Meresman ("PURCHASER"). I have read and hereby consent to and approve all the terms and conditions of: the Restricted Stock Purchase Agreement (the "AGREEMENT") dated July __, 1997 between Purchaser and AimQuest Corporation, a California corporation (the "COMPANY"), pursuant to which Purchaser has purchased
Seventy Thousand (70,000) shares of the Company's Common Stock (the "SHARES").

         In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option, the Right of First Refusal and the market standoff agreements contained therein) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

         I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement and with respect to the making and filing of an election under Internal Revenue Code
Section 83(b) in connection with the purchase of the Shares.

Dated:  _____________, 1997


                                      ------------------------------
                                      Signature of Spouse


                                      ------------------------------
                                      Name of Spouse

                                                                      EXHIBIT 3

                       ELECTION UNDER SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.   TAXPAYER'S NAME:         Stanley J. Meresman
                              -----------------------------------------------

     TAXPAYER'S ADDRESS:      2071 Huntington Lane
                              -----------------------------------------------
                              Los Altos, CA 94024
                              -----------------------------------------------

     SOCIAL SECURITY NUMBER:
                              -----------------------------------------------

2. The property with respect to which the election is made is described as follows: Seventy Thousand (70,000) shares of Common Stock of AimQuest Corporation, a California corporation (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was July __, 1997 and this election is made for calendar year 1997.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.25 per share at the time of transfer.

6.   The amount paid for such shares was $0.25 per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  July __, 1997

                              Taxpayer's Signature